UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: March 22, 2006
(Date of earliest event reported)
McAFEE, INC.
(Exact Name of Registrant as specified in Charter)

Delaware	Commission File No.:	77-0316593
(State or other Jurisdiction	001-31216	(I.R.S. Employer Identification No.)
of incorporation)
3965 Freedom Circle
Santa Clara, California 95054
(Address of Principal Executive Offices, including zip code)
(408) 346-3832
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Results Entry into a Material Definitive Agreement.
     On March 22, 2006 the Compensation Committee of the Board of Directors of McAfee, Inc. (the “Registrant”) approved an annual compensation increase for the Registrant’s chief executive officer, George Samenuk. A summary of the new compensation amount is set forth in Exhibit 10.1, which is attached hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Chief Executive Officer Annual Compensation for Fiscal Year Ending December 31, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCAFEE, INC.
Date: March 27, 2006	By:	/s/ Kent H. Roberts
Kent H. Roberts
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Chief Executive Officer Annual Compensation for Fiscal Year Ending December 31, 2006